                         TRANSITION SERVICES AGREEMENT



          This Transition Services Agreement ("AGREEMENT") between Huttig Building Products, Inc., a Delaware corporation ("HUTTIG"), and The Rugby Group PLC, a company registered in England and Wales under company number 206 971, and having its registered office at Crown House, Rugby, United Kingdom ("RUGBY")
(each, a "PARTY" and, together, the "PARTIES") takes effect on the    day of
       , 1999 (the "EFFECTIVE DATE").

          Capitalized terms used herein without definition shall have the meaning ascribed to them in the Share Exchange Agreement, dated October 19, 1999, among Rugby, Crane Co., a Delaware corporation, and Huttig (the "SHARE EXCHANGE AGREEMENT").


                                    RECITALS

          a. Pursuant to the Share Exchange Agreement, Rugby shall dispose of the Excluded Assets and Liabilities and shall transfer to Huttig all the common stock of Rugby's wholly-owned subsidiary, Rugby USA, Inc., a Georgia corporation ("RUGBY USA").

          b. Pursuant to the Share Exchange Agreement, Huttig has agreed to provide Rugby with certain transition services, as set forth herein, that Rugby USA is currently providing to Rugby USA's industrial businesses (the "INDUSTRIAL BUSINESS").

          NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

     1. Transition Services. During the term of this Agreement, Huttig will provide, or will cause Rugby USA or its Affiliates to provide, to Rugby or a Subsidiary of Rugby designated by Rugby the services that are currently being provided by Rugby USA to the Industrial Business as further described in Annex A attached hereto (the "SERVICES") in a manner and at a level of service consistent in all material respects with the services provided by Rugby USA to the Industrial Business immediately prior to the date hereof. Services other than those described on Annex A ("OTHER SERVICES") may be contracted for by Rugby or a Subsidiary of Rugby on a project-by-project basis. The Services shall be provided by Huttig to Rugby or a Subsidiary of Rugby for the fees set forth on Annex A corresponding to the Service provided (the "FEES").

     2. Billing and Payment. Huttig will invoice Rugby for the Fees for all Services (plus the fees for Other Services, if any) rendered hereunder on a monthly basis. All invoices shall be due and payable within thirty (30) days.

     3. Term and Termination.

          3.1 Term. Subject to Section 3.2, this Agreement shall commence on the date hereof and shall terminate 6 months following the date hereof (the "TERM").

          3.2 Early Termination. This Agreement may be terminated prior to the end of the Term as follows:

          (a) Rugby Notice. Rugby may terminate any or all of the Services or Other Services provided under this Agreement by giving fifteen (15) days prior written notice to Huttig and by paying Huttig for any accrued but unpaid sums for any Services or Other Services completed by Huttig for which Rugby has not previously paid Huttig in full.

          3.3 Delivery of Books and Records. At the end of the Term, or upon early termination of this Agreement by Rugby pursuant to Section 3.2, Huttig shall promptly deliver to Rugby any books, records, instruments or other documentation in the possession of Huttig that relate exclusively to the Industrial Business or the Services or Other Services provided by Huttig to Rugby or a Subsidiary of Rugby pursuant to this Agreement.

     4. Confidentiality. Each Party shall cause each of its Affiliates and each of their officers, directors and employees to hold all information relating to the business of the other Party disclosed to it by reason of this Agreement confidential and will not disclose any of such information to any third party unless legally compelled to disclose such information; provided, however, that to the extent that either Party may become so legally compelled, they may only disclose such information if they shall first have used reasonable efforts to, and, if practicable, shall have afforded the other party the opportunity to obtain, an appropriate protective order or other satisfactory assurance of confidential treatment for the information required to be so disclosed.

     5. Assignments. This Agreement may not be assigned, in whole or in part, by either Party without the prior written consent of the other Party, provided, however, that Rugby may assign this agreement in connection with a sale of all or substantially all of the assets of the Industrial Business through a merger, consolidation, sale of assets, sale of stock or otherwise. Subject to the limitations on assignment in this Section 5, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     6. Indemnification. Rugby will indemnify and hold Huttig harmless from and against any and all obligations, liabilities, claims, demands, expenses and costs (including reasonable attorneys' fees) for any loss or damage to property or injuries to any persons which may be asserted against Huttig by reason, or as a result, of any acts or omissions of Rugby related to provision of the Services or Other Services hereunder, except to the extent that such obligations, liabilities, claims, demands, expenses or costs are caused by the gross negligence or willful misconduct of Huttig.

     7. Relationship of Parties. Neither of the Parties shall act or represent or hold itself out as having authority to act as an agent or partner of the other Party, or in any way bind or commit the other Party to any obligations. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each Party being individually responsible only for its obligations as set forth in this Agreement.

     8. Governing Law. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the provisions thereof relating to the conflict of laws.

     9.  Cash Management.

         9.1 Rugby Customer Payments. Huttig will, or will cause its Subsidiaries to, forward promptly to Rugby (for the account of Rugby) or a Subsidiary of Rugby designated by Rugby any customer payments in respect of accounts receivable owed to Rugby or a Subsidiary of Rugby and received by Huttig or a Subsidiary of Huttig, whether received in lock boxes, via wire transfer or otherwise.

         9.2 Huttig Customer Payments. Rugby will, or will cause its Subsidiaries to, forward promptly to Huttig (for the account of Huttig) or a Subsidiary of Huttig designated by Huttig any customer payments in respect of accounts receivable owed to Huttig or a Subsidiary of Huttig and received by Rugby or a Subsidiary of Rugby, whether received in lock boxes, via wire transfer or otherwise.


     10. Miscellaneous.

         10.1 Notices. Any and all notices or other communications required or permitted under this Agreement shall be given in writing and delivered in person or sent by United States certified or registered mail, postage prepaid, return receipt requested, or by overnight express mail, or by telex, facsimile or telecopy to the address of such party set forth below. Any such notice shall be effective upon receipt or three days after placed in the mail, whichever is earlier.

              If to Rugby:

              The Rugby Group PLC
              Crown House
              Rugby CV212D
              United Kingdom
              Attention: Company Secretary
              Facsimile No: 011-44-1788-54672

              with a copy to:
              Paul, Weiss, Rifkind, Wharton & Garrison
              1285 Avenue of the Americas
              New York, NY 10019-6064
              Attention: Toby S. Myerson, Esq.
              Facsimile No.: 212-757-3990

              If to Huttig:

              Huttig Building Products, Inc.
              Lakeview Center, Suite 400
              14500 South Outer Forty Road
              Chesterfield, Missouri 63017
              Attention: Chief Executive Officer
              Facsimile No: 314-216-2601

              with a copy to:

              Kirkpatrick & Lockhart LLP
              1500 Oliver Building
              Pittsburgh, PA 15222
              Facsimile No.: (412) 355-6501

         Any Party may, by notice so delivered, change its address for notice purposes hereunder.

         10.2 Entire Agreement. This Agreement, together with all annexes hereto, constitutes the entire agreement and understanding of the Parties with respect to the subject matter of this Agreement and supersedes all prior conversations, understandings, correspondence and agreements between the Parties, both oral and written, with respect to such subject matter.

         10.3 Amendment. Neither this Agreement nor any part hereof may be amended, modified or waived except by an express declaration in writing signed by the Parties.

         10.4 No Waiver. No delay or omission by either Party to exercise any right or power occurring upon any noncompliance or default by the other Party will impair any such right or power or may be construed to be a waiver thereof. A waiver by either Party of any provision of this Agreement may not be construed to be a waiver of that provision at any other time or under any other circumstances.

         10.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which is deemed an original, but all of which together constitute one and the same agreement.

         10.6 Headings. The section or paragraph headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

IN WITNESS WHEREOF, the partners have duly executed and delivered this agreement of the date first written above.



                                        THE RUGBY GROUP PLC


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:



                                        HUTTIG BUILDING PRODUCTS, INC.


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                    ANNEX A TO THE TRANSITION SERVICES AGREEMENT



                                    SERVICES



Huttig shall provide any or all of the following services to Rugby for the following fees pursuant to the Agreement to which this Annex A is attached:


--------------------------------------------------------------------------------
               SERVICE                                      FEE
--------------------------------------------------------------------------------
   1. General Accounting.
--------------------------------------------------------------------------------
      a. Providing daily general                   $6,000 per month for
         ledger and fixed asset                    three months from
         maintenance, preparing                    Effective Date
         balance sheet
         reconciliations, preparing                $12,000 per month
         journal entries as a part of              thereafter
         closing the general ledger
         on a monthly basis and
         preparing monthly internal
         financial statements
--------------------------------------------------------------------------------
   2. Cash Management.
--------------------------------------------------------------------------------
      a. Managing the customer                     $5,000 per month
         remittance procedure to                   three months from
         lock boxes for credit to                  Effective Date
         Rugby's accounts

                                                   $10,000 per month
                                                   thereafter
--------------------------------------------------------------------------------
      b. Managing payments to                      $4,000 per month for
         vendors for all of Rugby's                three months from
         locations and managing the                Effective Date
         disbursing bank accounts
                                                   $8,000 per month
                                                   thereafter
--------------------------------------------------------------------------------
      c. Consolidating and investing               $1,000 per month for
         Rugby's surplus cash as                   three months from
         directed by Rugby                         Effective Date

                                                   $2,000 per month
                                                   thereafter
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               SERVICE                                      FEE
--------------------------------------------------------------------------------
   3. Taxes.
--------------------------------------------------------------------------------
      a. Preparing monthly state and               $1,500 per month for
         local sales and use tax                   three months from
         returns                                   Effective Date

                                                   $3,000 per month
                                                   thereafter
--------------------------------------------------------------------------------
      b. Preparing annual state and                $400 per month for three
         local property tax returns                months from Effective
                                                   Date

                                                   $800 per month
                                                   thereafter
--------------------------------------------------------------------------------
      c. Filing of annual federal,                 $6,000 per month for
         state or local income tax                 three months from
         returns, quarterly estimated              Effective Date
         payments and tax compliance
                                                   $12,000 per month
                                                   thereafter
--------------------------------------------------------------------------------
   4. Payroll.
--------------------------------------------------------------------------------
      a. Administering payroll                     $4,000 per month for
         services (including, without              three months from
         limitation, preparation of                Effective Date
         payroll checks for
         employees, maintenance of                 $8,000 per month
         employee payroll records,                 thereafter
         payroll-related tax filings,
         data processing and record
         keeping) as may be required
         in the ordinary course of
         business
--------------------------------------------------------------------------------
   5. Human Resources.
--------------------------------------------------------------------------------
      a. Administering benefits                    $4,000 per month for
         (including, without                       three months from
         limitation, health insurance,             Effective Date
         401(K) plan and Rugby
         Share Option Plan)                        $8,000 per month
                                                   thereafter
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               SERVICE                                      FEE
--------------------------------------------------------------------------------
      b. Providing support to ensure               $1,000 per month for
         legal compliance with labor               three months from
         and other laws related to                 Effective Date
         employees (including,
         without limitation, workers'              $2,000 per month
         compensation)                             thereafter
--------------------------------------------------------------------------------
   6. Information Technology.
--------------------------------------------------------------------------------
      a. Providing certain computer                $9,050 per month for
         services, including technical             three months from
         support services of                       Effective Date
         management consulting,
         applications support,                     $18,100 per month
         systems analysis and                      thereafter
         programming support in all
         the currently-existing Trend
         applications.
--------------------------------------------------------------------------------
      b. Providing hardware,                       $5,050 per month for
         network infrastructure and                three months from
         database support and                      Effective Date
         maintaining necessary
         licensing of software                     $10,100 per month
                                                   thereafter
--------------------------------------------------------------------------------
   7. Transportation.
--------------------------------------------------------------------------------
      a. Administering fleet of                    $1,000 per month for
         leased trucks, tractors,                  three months from
         trailers and passenger                    Effective Date
         vehicles (including, without
         limitation, compliance with               $2,000 per month
         DOT, state and federal                    thereafter
         registration requirements)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               SERVICE                                      FEE
--------------------------------------------------------------------------------
   8. Miscellaneous.
--------------------------------------------------------------------------------
      a. Administering insurance                   $2,000 per month for
         coverage (including,                      three months from
         without limitation, property              Effective Date
         and casualty insurance,
         general liability insurance,              $4,000 per month
         officer and director liability            thereafter
         insurance, environmental
         impairment liability
         insurance, workers'
         compensation insurance,
         employee fidelity insurance,
         automobile insurance, life
         insurance, long term
         disability insurance and
         pension benefits)
--------------------------------------------------------------------------------


















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